UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6644

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	9/30/04

Dreyfus Massachusetts Intermediate Municipal Bond Fund

SEMIANNUAL REPORT September 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Massachusetts
Intermediate Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Massachusetts Intermediate Municipal Bond Fund covers the six-month period from April 1, 2004, through September 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Monica Wieboldt.

The U.S. economy has alternated between signs of strength and weakness, causing heightened volatility in the municipal bond market. Although the Federal Reserve Board (the “Fed”) raised short-term interest rates three times during the reporting period, bond prices generally have held up better than many analysts expected, as investors apparently have revised their economic expectations in response to the insurgency in Iraq, higher energy prices and some disappointing labor statistics.

The Fed’s move to a less accommodative monetary policy may be signaling the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for investors to stay in close touch with their financial advisors.Your financial advisor can help you rebalance your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

The Dreyfus Corporation October 15, 2004
2

DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Senior Portfolio Manager

How did Dreyfus Massachusetts Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended September 30, 2004, the fund achieved a total return of 0.76% .1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark index, achieved a total return of 0.98% for the same period.2 In addition, the average total return for all funds reported in the Lipper Massachusetts Intermediate Municipal Debt Funds category was 0.85% .3

The reporting period was characterized by heightened market volatility as investors’ expectations of economic growth and inflation continued to change.The fund produced a return that was slightly lower than the Lipper category average. Since this category contains only a small sample of comparable funds, the average total return tends to fluctuate as a result.The fund also underperformed the Index, primarily because the Index contains bonds from many states, not just Massachusetts, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund’s objective is to seek as high a level of income exempt from federal and Commonwealth of Massachusetts income taxes as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The dollar-weighted average maturity of the fund’s portfolio ranges between three and 10 years. Although the fund currently intends to invest only in investment-grade municipal bonds, or the unrated equivalent as determined by Dreyfus, it has the ability to invest up to 20% of its assets in municipal bonds of below investment-grade credit quality.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest-rate and market environment.The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

The fund was influenced by heightened market volatility, especially during the first half of the reporting period, when reports of an unexpectedly strong U.S. labor market and higher energy prices rekindled investors’ inflation concerns.As investors in April and May revised forward their expectations of the timing of higher interest rates, municipal bond prices generally declined.

The Federal Reserve Board fulfilled investors’ revised expectations in late June, when it implemented its first increase in short-term interest rates in more than four years. Additional rate hikes followed in August and September, and the reporting period ended with an overnight federal funds rate of 1.75% . At the same time, however, the U.S. economy hit a “soft patch” during the summer, and inflationary pressures appeared to be moderating.As a result, intermediate- and longer-term municipal bonds generally rallied, offsetting the reporting period’s earlier declines.

Improving fiscal conditions in Massachusetts also influenced the fund’s performance in a positive way. The recovering economy benefited the state’s well diversified industrial base, helping to produce higher tax revenues than originally projected.The major bond rating agencies main-

4

tained the state’s credit ratings in the “double-A” range. Fiscal challenges for the state remain, however, including its relatively heavy debt load.

In this environment, the intermediate-term sector of the market recovered during the second half of the reporting period after experiencing a stronger-than-expected downturn during April and May. In addition, bond prices were supported by a relatively limited supply of new issues and robust demand from investors who were attracted by municipal bonds’ high after-tax returns relative to U.S. Treasury securities. Securities with maturities in the longer end of the intermediate curve benefited most from these supply-and-demand dynamics during the reporting period. We attempted to reduce the fund’s holdings of bonds that we considered less liquid, selling into strength during market rallies. However, at current price and yield levels, the fund’s more seasoned holdings provide a higher income return than newly issued bonds, and the fund’s turnover remained low.

What is the fund’s current strategy?

We have continued to position the fund’s duration in a range that is closer to that of its benchmark, and we have maintained the fund’s high overall credit quality. We also have attempted to diversify the fund’s holdings more broadly among securities of various maturities in an effort to manage risks more effectively. In our view, these are prudent strategies in today’s evolving economic and market environments.

October 15, 2004
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Massachusetts Intermediate Municipal Bond Fund from April 1, 2004 to September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended September 30, 2004

Expenses paid per $1,000 †	$ 4.03
Ending value (after expenses)	$1,007.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2004

Expenses paid per $1,000 †	$ 4.05
Ending value (after expenses)	$1,021.06

  Expenses are equal to the fund’s annualized expense ratio of .80%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS September 30, 2004 (Unaudited)
	Principal
Long-Term Municipal Investments—97.7%	Amount ($)		Value ($)

Massachusetts—71.2%
Berkshire Hills Regional School District
5%, 10/15/2015 (Insured; FSA)	1,390,000		1,540,580
Boston
5.75%, 2/1/2013 (Prerefunded 2/1/2010)	1,000,000	[a]	1,141,030
Boston Convention Center Act 1997,
Special Obligation
5%, 5/1/2016 (Insured; AMBAC)	2,000,000		2,178,960
Boston Industrial Development
Financing Authority, Revenue
(Pilot Seafood Project) 5.875%, 4/1/2007
(LOC; Canadian Imperial Bank)	980,000		1,033,263
Boston Water & Sewer Commission, Revenue	2,000,000		2,149,980
5%, 11/1/2020
Fall River 5.25%, 6/1/2010 (Insured; MBIA)	1,000,000		1,088,630
Holyoke Gas & Electric Department, Revenue
5.375%, 12/1/2015 (Insured; MBIA)	1,245,000		1,411,444
Lawrence 5.50%, 2/1/2012 (Insured; AMBAC)	570,000		644,830
Massachusetts:
6%, 8/1/2010 (Insured; AMBAC)	1,500,000		1,735,470
Federal Highway:
5.50%, 12/15/2009	1,000,000		1,126,040
Grant Anticipation Notes:
5.25%, 12/15/2012	1,000,000		1,127,590
5.50%, 6/15/2014	1,000,000		1,114,240
Revenue (College Building Authority Project)
5%, 5/1/2016 (Insured; AMBAC)	1,000,000		1,095,200
Massachusetts Bay Transportation Authority:
General Transportation System
5.50%, 3/1/2012 (Insured; MBIA)	1,000,000		1,141,940
Revenue Assessment 5.25%, 7/1/2018	1,000,000		1,109,870
Sales Tax Revenue 5.25%, 7/1/2014	3,000,000		3,401,280
Massachusetts Developmental Finance
Agency, RRR (Semass Systems):
5.50%, 1/1/2011 (Insured; MBIA).	2,000,000		2,246,060
5.625%, 1/1/2014 (Insured; MBIA)	2,000,000		2,250,680
Massachusetts Educational Financing Authority,
Education Loan Revenue:
5.70%, 7/1/2011 (Insured; AMBAC)	895,000		920,552
5%, 1/1/2013 (Insured; AMBAC)	1,600,000		1,637,520
5.125%, 12/1/2014 (Insured; MBIA)	885,000		906,470

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and Educational
Facilities Authority, Revenue:
(Hallmark Health System)
5.25%, 7/1/2010 (Insured; FSA)	2,055,000	2,260,479
(Harvard Pilgrim Health)
5.25%, 7/1/2011 (Insured; FSA)	1,675,000	1,813,154
(Harvard University)
5.75%, 1/15/2012	1,595,000	1,857,569
(Healthcare System—Covenant Health)
6.50%, 7/1/2017	1,485,000	1,669,838
(Partners Healthcare System):
5%, 7/1/2008	1,000,000	1,087,490
5.125%, 7/1/2011 (Insured; MBIA)	1,000,000	1,078,570
5%, 7/1/2018	1,315,000	1,398,240
(Springfield College Radianassurance)
4%, 10/15/2006	1,180,000	1,222,763
(University of Massachusetts—Worcester Campus)
5.25%, 10/1/2014 (Insured; FGIC)	1,000,000	1,116,530
Massachusetts Municipal Wholesale Electric Co.,
Power Supply System Revenue:
(Nuclear Project No. 4)
5.25%, 7/1/2014 (Insured; MBIA)	2,000,000	2,235,600
(Project No. 6)
5.25%, 7/1/2012 (Insured; MBIA)	1,810,000	2,033,155
Massachusetts Port Authority,
Special Facilities Revenue
(Delta Airlines, Inc. Project) 5.50%, 1/1/2017
(Insured; AMBAC)	2,000,000	2,084,000
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue
(Massachusetts Water Resources
Authority Program):
6%, 8/1/2014 (Prerefunded 8/1/2009)	285,000 [a]	330,312
6%, 8/1/2014	1,015,000	1,167,544
Massachusetts Water Resource Authority
5.50%, 8/1/2011 (Insured; MBIA)	2,000,000	2,281,260

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Massachusetts (continued)
New England Education Loan Marketing Corp.,
Student Loan Revenue 6.90%, 11/1/2009	1,000,000		1,079,320
Norwood 5%, 1/15/2015	780,000		847,868
Plymouth County, COP (Correctional Facility Project):
5.125%, 4/1/2013 (Insured; AMBAC)	2,000,000		2,199,800
5%, 4/1/2015 (Insured; AMBAC)	1,500,000		1,613,430
Route 3 North Transportation Improvement Association, LR
5.75%, 6/15/2015 (Insured; MBIA)	1,500,000		1,704,330
Springfield, Municipal Purpose Loan
5%, 8/1/2018 (Insured; FGIC)	1,000,000		1,075,890
Triton Regional School District
5%, 4/1/2016 (Insured; FGIC)	1,420,000		1,537,448
U. S. Related—26.5%
Childrens Trust Fund, Tobacco Settlement Revenue:
5.75%, 7/1/2013 (Prerefunded 7/1/2010)	2,000,000	[a]	2,287,960
5.75%, 7/1/2014 (Prerefunded 7/1/2010)	2,000,000	[a]	2,287,960
Guam Economic Development Authority:
0/5%, 11/15/2007	860,000	[b]	734,707
Tobacco Settlement 0/5.40%, 11/15/2007	350,000	[b]	288,309
Guam Government, LOR, (Infrastructure Improvement)
5%, 11/1/2012 (Insured; AMBAC)	1,000,000		1,092,470
Puerto Rico Commonwealth:
5.375%, 7/1/2005	80,000		82,276
(Public Improvement):
5.50%, 7/1/2011	1,000,000		1,128,920
5.50%, 7/1/2013 (Insued; FSA)	1,500,000		1,740,975
5.25%, 7/1/2014 (Insued; FSA)	1,000,000		1,146,160
Puerto Rico Commonwealth Highway and
Transportation Authority, Transportation Revenue
5.50%, 7/1/2010 (Insured; AMBAC)	1,885,000		2,146,619
Puerto Rico Electric Power Authority, Power Revenue
5.50%, 7/1/2008	1,000,000		1,091,050
Puerto Rico Municipal Finance Agency
5%, 7/1/2009 (Insured; FSA)	1,725,000		1,875,937

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited ) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

U. S. Related (continued)
Puerto Rico Public Buildings Authority, Revenue
4.50%, 7/1/2022	2,000,000	2,106,680
Virgin Islands Public Finance Authority, Revenue:
Gross Receipts Taxes Loan 5.625%, 10/1/2010	1,000,000	1,073,710
Subordinated Lien:
6%, 10/1/2004	965,000	965,087
5.875%, 10/1/2018	500,000	518,235
Virgin Islands Water and Power Authority
Electric Systems 5.125%, 7/1/2011	1,000,000	1,069,050
Worcester 5.25%, 8/15/2016 (Insured; MBIA)	2,150,000	2,439,411
Total Long-Term Municipal Investments
(cost $83,900,103)		88,771,735

Short-Term Municipal Investments—1.1%

Massachusetts Health and Educational
Facilities Authority, Revenue, VRDN
(Wellesley College)
1.63% (Insured; FSA) (cost 1,000,000)	1,000,000 [c]	1,000,000

Total Investments (cost $84,900,103)	98.8%	89,771,735
Cash and Receivables (Net)	1.2%	1,109,314
Net Assets	100.0%	90,881,049

10

Summary of Abbreviations

AMBAC	American Municipal Bond	LOR	Limited Obligation Revenue
	Assurance Corporation	LR	Lease Revenue
	Corporation	MBIA	Municipal Bond Investors
COP	Certificate of Participation		Assurance Insurance
FGIC	Financial Guaranty Insurance		Corporation
	Company	RRR	Resource Recovery Revenue
FSA	Financial Security Assurance	VRDN	Variable Rate Demand Notes
LOC	Letter of Credit

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%)†

AAA	Aaa	AAA	72.1
AA	Aa	AA	14.8
A	A	A	8.0
BBB	Baa	BBB	2.3
F1	MIG1/P1	SP1/ A1	1.1
Not Rated [d]	Not Rated [d]	Not Rated [d]	1.7
			100.0

† Based on total investments.

[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Zero coupon until a specified date at which time the stated coupon becomes effective until maturity.
[c]	Securities payable on demand.Variable interest rate—subject to periodic change.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	84,900,103	89,771,735
Interest receivable		1,239,428
Receivable for shares of Beneficial Interest subscribed		262
Prepaid expenses		8,232
		91,019,657

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		40,536
Cash overdraft due to Custodian		44,470
Payable for shares of Beneficial Interest redeemed		22,504
Accrued expenses		31,098
		138,608

Net Assets ($)		90,881,049

Composition of Net Assets ($):
Paid-in capital		86,558,077
Accumulated undistributed investment income—net		14,111
Accumulated net realized gain (loss) on investments		(562,771)
Accumulated net unrealized appreciation
(depreciation) on investments		4,871,632

Net Assets ($)		90,881,049

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		6,451,623
Net Asset Value, offering and redemption price per share—Note 3(d)($)		14.09

See notes to financial statements.
12

STATEMENT OF OPERATIONS Six Months Ended September 30, 2004 (Unaudited)
Investment Income ($):
Interest Income	1,976,394
Expenses:
Management fee—Note 3(a)	277,165
Shareholder servicing costs—Note 3(b)	44,641
Professional fees	25,561
Prospectus and shareholders’ reports	8,044
Registration fees	7,627
Trustees’ fees and expenses—Note 3(c)	7,060
Custodian fees	5,921
Loan commitment fees—Note 2	313
Miscellaneous	7,678
Total Expenses	384,010
Less—reduction in management fee
due to undertaking—Note 3(a)	(14,235)
Net Expenses	369,775
Investment Income—Net	1,606,619

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	96,134
Net unrealized appreciation (depreciation) on investments	(1,208,292)
Net Realized and Unrealized Gain (Loss) on Investments	(1,112,158)
Net Increase in Net Assets Resulting from Operations	494,461

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2004	Year Ended
	(Unaudited)	March 31, 2004

Operations ($):
Investment income—net	1,606,619	4,015,017
Net realized gain (loss) on investments	96,134	1,592,157
Net unrealized appreciation
(depreciation) on investments	(1,208,292)	(849,341)
Net Increase (Decrease) in Net Assets
Resulting from Operations	494,461	4,757,833

Dividends to Shareholders from ($):
Investment income—net	(1,605,319)	(4,009,246)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	3,856,944	21,906,821
Dividends reinvested	1,305,614	3,263,341
Cost of shares redeemed	(12,724,440)	(54,692,833)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(7,561,882)	(29,522,671)
Total Increase (Decrease) in Net Assets	(8,672,740)	(28,774,084)

Net Assets ($):
Beginning of Period	99,553,789	128,327,873
End of Period	90,881,049	99,553,789
Undistributed investment income—net	14,111	—

Capital Share Transactions (Shares):
Shares sold	277,576	1,544,555
Shares issued for dividends reinvested	93,877	230,339
Shares redeemed	(916,461)	(3,850,370)
Net Increase (Decrease) in Shares Outstanding	(545,008)	(2,075,476)

See notes to financial statements.
14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
September 30, 2004			Year Ended March 31,

	(Unaudited)	2004	2003	2002 [a]	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	14.23	14.15	13.47	13.70	13.12	13.71
Investment Operations:
Investment income—net	.24[b]	.49[b]	.51[b]	.54[b]	.59	.59
Net realized and unrealized
gain (loss) on investments	(.14)	.08	.69	(.23)	.58	(.59)
Total from Investment Operations	.10	.57	1.20	.31	1.17	—
Distributions:
Dividends from investment
income—net	(.24)	(.49)	(.52)	(.54)	(.59)	(.59)
Net asset value, end of period	14.09	14.23	14.15	13.47	13.70	13.12

Total Return (%)	.76[c]	4.10	9.09	2.19	9.11	.03

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.83[d]	.80	.76	.75	.85	.91
Ratio of net expenses
to average net assets	.80[d]	.79	.76	.75	.80	.80
Ratio of net investment income
to average net assets	3.48[d]	3.45	3.68	3.92	4.40	4.42
Portfolio Turnover Rate	12.07[c]	20.93	33.40	14.45	12.85	15.05

Net Assets, end of period
($ x 1,000)	90,881	99,554	128,328	118,656	81,905	65,375

[a]	As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended March 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increased the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Massachusetts Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as deter-

16

mined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $655,629 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2004. If not applied, $306,043 of the carryover expires in fiscal 2005, $111,775 expires in fiscal 2009 and $237,811 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal years ended March 31, 2004, was as follows: tax exempt income $4,009,246. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2004, the fund did not borrow under the Facility.

18

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2004 through September 30, 2004 to reduce the management fee paid by the fund, to the extent that if the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $14,235 during the period ended September 30, 2004.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period September 30, 2004, the fund was charged $17,906 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2004, the fund was charged $13,079 pursuant to the transfer agency agreement.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $44,866, shareholder services plan fees $8, and transfer agency per account fees $2,263, which are offset against an expense reimbursement currently in effect in the amount of $6,601.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended September 30, 2004, redemption fees charged and retained by the fund amounted to $15.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2004, amounted to $10,961,095 and $19,507,483, respectively.

At September 30, 2004, accumulated net unrealized appreciation on investments was $4,871,632, consisting of $4,904,837 gross unrealized appreciation and $33,205 gross unrealized depreciation.

At September 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the

20

Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13,2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund 21

For More Information

Dreyfus	Transfer Agent &
Massachusetts Intermediate	Dividend Disbursing Agent
Municipal Bond Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166

Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending December 31, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0268SA0904

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	[Reserved]
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies
and Affiliated Purchasers.
Not applicable.
Item 9.	Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

>

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	not applicable
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	November 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	November 23, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	November 23, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)